Exhibit 99.1

August 12, 2013

Community Choice Financial Inc. Schedules Second Quarter 2013 Earnings Release

Dublin, OH, August 12, 2013 — Community Choice Financial Inc. (“CCFI”) expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 with the Securities and Exchange Commission on Wednesday, August 14, 2013.  CCFI will host a conference call on Thursday, August 15, 2013 at 10:00 a.m. (ET) to discuss the results for the quarter.  CCFI will make this call available for replay for 30 days starting approximately two hours after the call has ended.  The conference call can be replayed in its entirety by dialing (855) 859-2056 (toll free) or (404) 537-3406 (international) and enter conference ID “31796636”.

Financials are publicly available at www.sec.gov

Conference Call Dial-In Information:

International Direct:	+1 (937) 203-2407

U.S. Toll Free:	+1 (877) 497-9564

Conference ID:	31796636

About Community Choice Financial Inc.

Community Choice Financial Inc. is a leading retailer of financial services to unbanked and underbanked consumers through a network of 492 retail storefronts across 14 states and via the internet across 22 states.  CCFI focuses on providing consumers with a wide range of convenient financial products and services to help them manage their day-to-day financial needs including consumer loans, check cashing, prepaid debit cards, money transfers, bill payments, and money orders.   Please visit www.ccfi.com for more information.

Forward-Looking Statements and Information:

Certain statements contained in this release may constitute “forward-looking statements” within the meaning of federal securities laws.  All statements in this release other than those relating to our historical information or current condition are forward-looking statements.  For example, any statements regarding our future financial performance (including, but not limited to, CCFI’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy, and expected developments in our industry are forward-looking statements.  Although we believe that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable. Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements.

SOURCE Community Choice Financial Inc.